Inventories	12 Months Ended
Dec. 31, 2025
Inventory Disclosure [Abstract]
Inventories
Note 5 - Inventories

	December 31,
	2025	2024
	U.S. Dollars (in thousands)
Components	73,110	65,845
Work in process	22,018	21,445
Finished products *	32,643	35,793

	127,771	123,083

*          includes systems at customer locations not yet sold, as of December 31, 2025 and 2024, in the amount of $12,305 and $12,447 respectively.

Inventories are presented in:

	December 31,
	2025	2024
	U.S. Dollars (in thousands)
Current assets	112,202	111,204
Non-current assets (A)	15,569	11,879

	127,771	123,083

(A)         Long-term Inventory:

At December 31, 2025, $15,569 of the Company's inventory is classified among long-term assets according to Management’s estimate based on the recent level of sales (at December 31, 2024 - $11,879). These amounts are comprised of spare parts. The Company’s policy is to keep components to provide support and service to systems sold by it to its customers over the past years (usually the support is over a period of seven to ten years) until the Company announces it will not continue to support certain systems. Therefore, this inventory is usually consumed over longer periods than inventory classified as current, and as such the respective amount that is not expected to be consumed in the next year is classified as non-current. Management believes that this inventory will be utilized according to its forecasted sales and that no loss will be incurred.

(B)         Inventory provision

As of December 31, 2025, based on Management's estimates regarding future sales, a provision of $3,703 was made against damaged, obsolete, excess and slow-moving inventory (December 31, 2024 - $4,336).

The provisions were recorded in the costs of revenues line item in the consolidated statement of income. The provisions result in a new cost basis that is not subsequently marked up based on changes in underlying facts and circumstances.